July 29, 2020

BNY MELLON SELECT MANAGERS SMALL CAP VALUE FUND

Supplement to Summary Prospectus and Prospectus
Dated March 31, 2020

The following information supplements and supersedes any contrary information contained in the fund's summary prospectus and prospectus:

The fund's board has approved Heartland Advisors, Inc. (Heartland) and Rice Hall James & Associates, LLC (RHJ) as additional subadvisers to the fund, effective on or about September 15, 2020 (the Effective Date).  In addition, with the fund board's approval, BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser), the fund's investment adviser and portfolio allocation manager, has terminated the Sub-Investment Advisory Agreement between BNYM Investment Adviser and Kayne Anderson Rudnick Investment Management, LLC (Kayne), effective on or about the Effective Date.

As of the Effective Date, the fund's assets will be allocated among six subadvisers – Channing Capital Management, LLC (Channing), Eastern Shore Capital Management (Eastern Shore), Neuberger Berman Investment Advisers LLC (Neuberger Berman), Walthausen & Co., LLC (Walthausen), Heartland and RHJ.  The target percentage of the fund's assets to be allocated over time to the subadvisers is approximately 23% to Channing, 20% to Eastern Shore; 18% to Neuberger Berman; 22% to Walthausen; 15% to Heartland and 2% to RHJ.  The portion of the fund's assets previously allocated to Kayne (approximately 15% of the fund's assets) will be re-allocated to the other subadvisers over time in accordance with the target amounts noted above. The target percentages of the fund's assets to be allocated to Heartland and RHJ, and any modification to the target percentage of the fund's assets currently allocated to the other subadvisers, will occur over time. In addition, BNYM Investment Adviser is permitted to adjust those allocations by up to 20% of the fund's assets without board approval.  Subject to board approval, the fund may hire, terminate or replace subadvisers and modify material terms and conditions of subadvisory arrangements without shareholder approval.

Heartland employs quantitative analysis and fundamental research to identify high quality companies representing value opportunities and are trading at a discount to their intrinsic value.  In addition to attractive valuation based on ratios such as price to earnings, price to book and price to cash flow, Heartland seeks high quality companies with certain financial catalysts (such as strong balance sheets) whereby corrective actions from new management can lead to the restoration of operating margins.  Heartland prefers dividend-paying companies, but does not exclude companies from investment that do not pay dividends.

RHJ uses a proprietary analysis of stocks consistent with the market capitalization range of the Russell 2000 index to identify companies that generate cash flow return on investment above their cost of capital and can generate sustainable cash flow return on investment over full market cycles with manageable leverage ratios and low market implied valuations.  RHJ's philosophy stems from the belief that small cap equity markets are inefficient due to the pervasive short-term outlook of investors.  RHJ believes that generating excess returns requires investing in solid businesses whose current valuations imply underappreciated future profitability, and thus there may be the potential to unlock value.  RHJ defines solid companies as those with sustainable profitability, strong and durable competitive advantages, and sound capital allocation strategies.

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Heartland, 790 North Water Street, Suite 1200, Milwaukee, WI 53202, is a boutique independent investment firm launched in 1983 through its predecessor firm.  Bradford A. Evans, CFA, lead portfolio manager, and Andrew J. Fleming, CFA, are the portfolio managers jointly and primarily responsible for the day-to-day management of the portion of the fund's portfolio that is managed by Heartland. Mr. Evans is Senior Vice President at Heartland and, after nearly four years at High Rock Capital, rejoined Heartland in 2004.  He previously was employed by Heartland from 1996 to 2001.  Mr. Fleming is Vice President at Heartland, having joined in 2012.  As of May 31, 2020, Heartland had approximately $1.17 billion in assets under management.

RHJ, 600 West Broadway, Suite 1000, San Diego, California 92101, is an employee-owned Delaware limited liability company founded in 1974. Eric Fuhrman, CFA, and Andrew L. Rothstein, CFA, are the portfolio managers jointly and primarily responsible for the day-to-day management of the portion of the fund's portfolio that is managed by RHJ.  Messrs. Fuhrman and Rothstein both joined RHJ in March 2019 and have 17 and 14 of years of investment experience, respectively. Prior to joining RHJ, Mr. Fuhrman and Mr. Rothstein were each Managing Partner and Portfolio Manager at HGK Asset Management, Inc.  As of June 30, 2020, RHJ had approximately $2.8 billion in assets under management.

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BNY MELLON SELECT MANAGERS SMALL CAP VALUE FUND

Supplement to Statement of Additional Information
dated July 23, 2019, as revised or amended,

August 30, 2019, September 30, 2019, December 31, 2019, January 31, 2020,

February 28, 2020, March 31, 2020 and May 1, 2020

The following information supplements and supersedes any contrary information contained in the fund's Statement of Additional Information:

The Adviser has terminated the Sub-Investment Advisory Agreement between the Adviser and Kayne, a subadviser to the fund, effective September 15, 2020.  In addition, the Adviser has engaged Heartland Advisors, Inc. (Heartland) and Rice Hall James & Associates, LLC (RHJ) to serve as additional subadvisers to the fund and to provide day-to-day management of that portion of the fund's assets allocated to Heartland and RHJ, respectively, effective on or about September 15, 2020.

Heartland, 790 North Water Street, Suite 1200, Milwaukee, WI 53202, is a boutique independent investment firm launched in 1983 through its predecessor firm.  Bradford A. Evans, CFA, lead portfolio manager, and Andrew J. Fleming, CFA, are the portfolio managers jointly and primarily responsible for the day-to-day management of the portion of the fund's portfolio that is managed by Heartland.

The following is a list of persons (to the extent known by the fund) who are deemed to control Heartland by virtue of ownership of stock or other interests of Heartland or their position with Heartland:  Nicole Jeannine Best, Kevin Douglas Clark, Bradford Allen Evans, Andrew John Fleming, Michael David Kops, Matthew Jason Miner, William John Nasgovitz, William Richard Nasgovitz, Vinita Kaur Paul and Colin Patrick McWey.

RHJ, 600 West Broadway, Suite 1000, San Diego, California 92101, is an employee-owned Delaware limited liability company founded in 1974. Eric Fuhrman, CFA and Andrew L. Rothstein, CFA are the portfolio managers jointly and primarily responsible for the day-to-day management of the portion of the fund's portfolio that is managed by RHJ.

The following is a list of persons (to the extent known by the fund) who are deemed to control RHJ by virtue of ownership of stock or other interests of RHJ or their position with RHJ:  Thuong-Thao Buu-Hoan, Lou Holtz, George Kruntchev, Yossi Lipsker, Thomas McDowell, Michael Meoli, Carl Obeck, Gary Rice, Cara Thome, Timothy Todaro and Reed Wirick.

Portfolio Manager Compensation − Heartland.  Each portfolio manager is a full-time employee of Heartland.  Heartland is responsible for paying all compensation, including various employee benefits, to the portfolio managers.  Portfolio manager compensation is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions.  On an annual basis, each portfolio manager receives a fixed salary based primarily on the manager's relevant industry experience, which may be increased each calendar year.  Each portfolio manager is also eligible to participate in Heartland's 401(k) plan that is offered to all of Heartland's full-time employees.

On an annual basis, portfolio managers are eligible, for the investment strategies they participate in, to receive a performance-based incentive, which takes into consideration the one-year, three-year and five-year performance of the strategies they manage; however, results must be in the top 50% of the strategies' Lipper category (Lipper Small-Cap Value Funds Index).  The initial target pool for each investment team is based on a percentage of revenues from the accounts managed.  Performance, as measured against Lipper peer group performance rankings, is used to determine the multiplier applied to the initial target pool, generally from 0 to 2 times.  This creates the ranking pool amount.

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Collectively, all Heartland product investment performance increases or decreases the ranking pool amount, typically from 110% to 95%, respectively. Heartland performance is measured by the asset weighted average ranking results from each of the investment teams combined.  The incentive pool for each team is allocated amongst the respective investment management team members based upon individual contributions.

Each portfolio manager may be eligible for a discretionary incentive, which is based, among other factors, on the research of securities that are held or considered for purchase for the fund, contribution to the fund's day-to-day management, leadership, organizational development, and the profitability of Heartland.

Finally, the portfolio managers may also be eligible to own stock of Heartland Holdings, Inc., Heartland Advisors' parent company.

Portfolio Manager Compensation − RHJ.  Compensation of portfolio managers at RHJ is a combination of both salary and revenue-sharing based on revenues generated by the strategies they manage.

Additional Information About the Portfolio Manager.  The following table lists the number and types of accounts advised by Bradford A. Evans, CFA, and Andrew J. Fleming, CFA, the fund's portfolio managers primarily responsible for the day-to-day management of the portion of the fund's portfolio that is managed by Heartland, and Eric Fuhrman, CFA, and Andrew L. Rothstein, CFA, the fund's primary portfolio managers responsible for the day-to-day management of the portion of the fund's portfolio that is managed by RHJ, and assets under management in those accounts as of May 31, 2020:

Primary Portfolio Manager	Registered Investment Company Accounts	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Bradford A. Evans, CFA (Heartland)	1	$301.8 M	0	N/A	7	$9.0 M
Andrew J. Fleming, CFA (Heartland)	1	$301.8 M	0	N/A	7	$9.0 M
Eric Fuhrman, CFA (RHJ)	2	$4.2 M	0	N/A	4	$2.6 M
Andrew L. Rothstein, CFA (RHJ)	2	$4.2 M	0	N/A	4	$2.6 M

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees.

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts Subject to Performance Fees
Bradford A. Evans, CFA (Heartland)	N/A	N/A	$ N/A
Andrew J. Fleming, CFA (Heartland)	N/A	N/A	$ N/A
Eric Fuhrman, CFA (RHJ)	N/A	N/A	$ N/A
Andrew L. Rothstein, CFA (RHJ)	N/A	N/A	$ N/A

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As of the date of this Supplement, none of the portfolio managers listed above beneficially owned any shares of the fund.

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